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Exhibit 10.3(b)†^

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

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AMENDMENT NUMBER 5

TO

RATE PER FLIGHT HOUR AGREEMENT

Between

FRONTIER AIRLINES, INC.

And

CFM INTERNATIONAL, INC.

Agreement Number: 1-2494673211

Dated: March 11, 2026

This proposed Amendment will remain open until March 30, 3026, and will expire if not signed by all Parties on or before that date.

PROPRIETARY INFORMATION NOTICE

The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and will not be used, disclosed to others or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

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Amendment No 5
To
RATE PER FLIGHT HOUR AGREEMENT NO. 1-2494673211

This Amendment No. 5 (this “Amendment”) to CFM Rate per Flight Hour Agreement No. 1- 2494673211 (as assigned and amended from time to time, the “Service Agreement”) is entered into this 11th day of March, 2026, and made effective as of the [DAY] day of March 2026, by and between CFM International, Inc. (“CFM”) and Frontier Airlines, Inc. (“AIRLINE”) (CFM and AIRLINE being hereinafter collectively referred to as the “Parties”). Capitalized terms used and not otherwise defined herein shall have the meanings as set forth in the Service Agreement.

WHEREAS, CFM and Republic Airways Holdings Inc. (“Republic”) entered into the Service Agreement dated October 17, 2011, whereby CFM provides Engine shop maintenance and other services to support maintenance and overhauls of LEAP-1A Engines;

WHEREAS, CFM and Republic entered into the Assignment, Assumption, and Amendment Agreement dated as of November 5th, 2013, whereby Republic assigned all its rights and obligations under the Service Agreement to AIRLINE;

WHEREAS, the Parties entered into Amendment No. 1 dated August 29th, 2017, whereby certain terms of the Service Agreement were amended;
WHEREAS, the Parties entered into Amendment No. 2 dated August 12th, 2021, whereby additional Engines were added as covered Engines under the Service Agreement;

WHEREAS, the Parties entered into Amendment No. 3 dated July 28, 2023, whereby the Parties amended the Service Agreement to add [***] under the Service Agreement; and

WHEREAS, the Parties entered into Amendment No. 4 dated September 30, 2025, whereby the Parties amended the Service Agreement to delete and replace Exhibit D titled “Price Adjustment Matrix” and amend certain other terms of the Service Agreement; and

WHEREAS, the Parties now wish to amend the Service Agreement to reflect their mutual agreement [***] forty-eight (48) [***] and the other matters below related thereto, subject to the terms and conditions of this Amendment.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other valuable consideration, the receipt and adequacy of which are hereby acknowledged the Parties agree as follows:

1.The Service Agreement is amended to [***] forty-eight (48) [***].
2.Exhibit B (Engines Covered and Operating Parameters) of the Service Agreement is amended to delete its first paragraph in its entirety and replace it with the following:

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“The Engines covered by this Service Agreement are set forth below. AIRLINE will maintain a Spare Engine(s) to installed Engines ratio of [***], rounded up to the next whole Engine, during the term of this Service Agreement. Subject to the foregoing minimum, and otherwise in accordance with the applicable terms and conditions of this Service Agreement, [***].

3.The section heading reading “Aircraft Delivery Schedule / Install + Spare Engine” and the text immediately thereunder (i.e. the Aircraft Delivery Schedule and Spare Engine Delivery Schedule) in Exhibit B (Engines Covered and Operating Parameters) of the Service Agreement is deleted in its entirety and replaced with the model names and ESNs in Exhibit B attached hereto. [***].

4.Article 12.2 (Removal of Engines) is amended to delete the text of the section titled “Maximum Removals” in its entirety and replace it with the following:

“If the number of Engines decreases such that it will not be possible that a minimum of [***] Engines will undergo at least a minimum of [***] Performance Restoration Shop Visits at the time of any Engine removal, CFM may terminate this Service Agreement upon written notice to AIRLINE.”

5.Notwithstanding anything in the Service Agreement to the contrary, the Parties agree and acknowledge that [***] shall occur solely between AIRLINE and such Engines’ Lessor. Accordingly, to the extent the [***] would otherwise give CFM the rights to [***], CFM hereby waives such rights with respect to such [***], in each case on a non-precedent setting basis and expressly subject to Section 6 of this Amendment.

6.For the avoidance of doubt, the Parties agree that the waivers set forth in Section 5 of this Amendment are limited to the subject matter and transactions contemplated herein, and no such waiver shall be deemed a future or further waiver of CFM’s rights or AIRLINE’s obligations with respect to Engines other than the Removed Engines pursuant to Articles 7.1 and 12.2 of the Service Agreement, respectively. Furthermore, without limiting the amendments set forth herein, the Parties agree that this Amendment is extended to AIRLINE on a non-precedent setting basis.

7.AIRLINE and CFM agree and acknowledge that nothing herein shall operate to limit AIRLINE’s obligations pursuant to the Service Agreement other than as set forth explicitly herein. Except as set forth herein, the terms and conditions set forth in the Service Agreement shall remain in full force and effect and remain unchanged. The obligations set forth in this Amendment are in addition to the obligations set forth in the Service Agreement. In the event of inconsistency between the terms of the Service of Agreement and the terms of this Amendment, the terms of this Amendment shall take precedence. Except as otherwise provided by the terms and conditions hereof, this Amendment contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

8.This Amendment may be signed by the Parties in separate counterparts, and any single counterpart or set of counterparts, when signed and delivered to the other Party, shall together constitute one and the same document and be an original Service Agreement for all purposes.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date last executed below.

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CFM International, Inc.		Frontier Airlines, Inc.
By:	/s/ Jean-Marc Domergue	By:	/s/ Howard Diamond
Name:	Jean-Marc Domergue	Name:	Howard Diamond
Title:	VP – Contracts	Title:	EVP, Corporate & Legal Affairs and Secretary
Date:	March 10, 2026	Date:	March 11, 2026

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Exhibit B: Engines Covered

[***]

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Annex 1: Removed Engines

[***]

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